                                                                    EXHIBIT 99.3

                      DRAFT DISCUSSION PROPOSED TERM SHEET

THIS TERM SHEET IS INTENDED TO OUTLINE CERTAIN BASIC TERMS OF THE TRANSACTIONS CONTEMPLATED HEREBY BASED UPON INFORMATION PROVIDED TO THE LENDERS TO DATE. IT IS NOT INTENDED TO BE DEFINITIVE AND FURTHER NEGOTIATIONS WILL BE NECESSARY. THIS TERM SHEET IS FOR DISCUSSION PURPOSES ONLY AND IS NOT AN OFFER TO ENTER INTO A CONTRACT. THE TRANSACTIONS CONTEMPLATED HEREBY REQUIRE INTERNAL APPROVALS FROM THE LENDERS AND OTHER PARTIES THAT HAVE NOT BEEN SOUGHT OR OBTAINED. THIS TERM SHEET DOES NOT CONSTITUTE A COMMITMENT TO LEND OR RESTRUCTURE. IN ADDITION, ANY TRANSACTION WOULD BE SUBJECT TO WRITTEN DOCUMENTATION SATISFACTORY TO THE BORROWER AND THE LENDERS.

BORROWER:                                     Pinnacle Towers Inc.

CREDIT FACILITY:                              *[$25MM - $30MM]* Revolver Loan
                                              and a $275MM Term Loan (which
                                              $275MM amount is inclusive of
                                              amounts outstanding under the
                                              Canada loan to Pinnacle Towers
                                              Canada Inc.).

USE OF PROCEEDS:                              Restructure of existing
                                              indebtedness of the Borrower
                                              pursuant to the Amended Plan of
                                              Reorganization of the Parent (as
                                              defined below) and the Borrower,
                                              and provide working capital (it
                                              being understood that there will
                                              be a pro rata reduction of the
                                              total amount of funded and
                                              outstanding "Obligations" (as
                                              defined in the existing credit
                                              facility) at closing).

MATURITY:                                     3 years from the closing date.

TERM LOAN AMORTIZATION:                       Quarterly amounts as set forth
                                              below payable at quarter end,
                                              commencing quarter ending March
                                              31, 2003:

                                                                           AMOUNT (IN MILLIONS) PER QUARTER
                                                                            FOR THE TOTAL $275MM TERM LOAN
                                                                              (WHICH INCLUDES THE LOAN TO
                                              AMORTIZATION YEAR              PINNACLE TOWERS CANADA INC.)
                                              -----------------              ----------------------------
                                                     2003                                $5.00
                                                     2004                                $6.25
                                                     2005              $8.75 for the first three quarter ends,
                                                                       remaining outstandings on Maturity

ADMINISTRATIVE AGENT:                         Bank of America, N.A. ("Bank of
                                              America")

TERM LENDERS:                                 Bank of America and each holder of
                                              any portion of indebtedness under
                                              existing credit facility, pro rata
                                              in accordance with existing
                                              outstandings.

REVOLVER LENDERS:                             TBD

REVOLVER LOAN AVAILABILITY AND                Revolver Loan commitment of
  USAGE CONDITIONS PRECEDENT:                 **[$25MM -$30MM]** with a letter
                                              of credit sublimit equal to the
                                              sum of (1) the aggregate undrawn
                                              face amount of all outstanding
                                              letters of credit under the
                                              existing facility
                                              as of the closing date plus (2)
                                              $2MM.

                                              Availability of the Revolver Loans
                                              and the issuance of new letters of
                                              credit will be subject to
                                              conditions regarding purpose,
                                              usage and a cash coverage test,
                                              and including, but not limited to
                                              each of the following: (and
                                              satisfaction of any such condition
                                              may be waived by the required
                                              Revolver Lenders without the
                                              consent of any of the Term
                                              Lenders):

                                              (i)   Subject to scheduled access
                                                    based on budgeted usage in a
                                                    monthly budget, such budget
                                                    to be delivered not less
                                                    than 5 days prior to the
                                                    beginning of each month on
                                                    terms and in detail
                                                    acceptable to the required
                                                    Revolver Lenders, provided
                                                    that, such budget shall be
                                                    deemed to be acceptable
                                                    unless holders representing
                                                    51% of the Revolver Loan and
                                                    commitment object to such
                                                    budget during the five days
                                                    prior to the commencement of
                                                    such month.

                                              (ii)  Accuracy of representations
                                                    and warranties, no default
                                                    or event of default in
                                                    existence at the time of, or
                                                    after giving effect to the
                                                    making of, such funding.

                                              (iii) There shall not have
                                                    occurred a material adverse
                                                    change in any of (a) the
                                                    business, condition
                                                    (financial or otherwise),
                                                    operations, performance,
                                                    properties or prospects of
                                                    Holdings and its
                                                    Subsidiaries, taken as a
                                                    whole, since December 31,
                                                    2001 (other than the
                                                    commencement of the
                                                    bankruptcy cases) or (b) the
                                                    ability of the
                                                    Administrative Agent,
                                                    Revolver Lenders or Term
                                                    Lenders to enforce the
                                                    Credit Facility or any of
                                                    the documents related
                                                    thereto.

                                              (iv)  The Administrative Agent
                                                    shall have received a
                                                    certificate certified by an
                                                    officer of the Borrower
                                                    demonstrating compliance
                                                    with the monthly budget
                                                    within permitted variances,
                                                    certifying the need for the
                                                    borrowing as demonstrated by
                                                    the monthly budget and
                                                    availability of funds under
                                                    the Credit Facility for
                                                    purposes permitted under the
                                                    monthly budget.

APPROVALS AND REQUIRED LENDERS:               Notwithstanding anything herein to
                                              the contrary, it is understood
                                              that the consent or approval of
                                              the Administrative Agent as it is
                                              required by the terms of this term
                                              sheet means in each case the
                                              consent or approval of the
                                              Administrative Agent acting at the
                                              direction of the Required Lenders
                                              (or the requisite Revolver Lenders
                                              if it so specifically states).

                                              Except as specifically set forth
                                              herein or in the credit
                                              documentation, all amendments,
                                              waivers, consents and
                                              modifications, and each release of
                                              collateral or release of any
                                              guaranty, will require the prior
                                              written consent of both Revolver
                                              Lenders holding 66% or more of
                                              the Revolver Loans, and Term
                                              Lenders holding 66% or more of the
                                              Term Loans (the consent of 66% or
                                              more of each tranche herein being
                                              referred to as the "Required
                                              Lenders"); provided that, with
                                              respect to Revolver Loans only,
                                              the consent of each Revolver
                                              Lender affected thereby shall be
                                              required with respect to any
                                              proposal that would decrease
                                              interest yields, increase their
                                              commitment or postpone the
                                              maturity of the Revolver Loan.

GUARANTIES:                                   Pinnacle Holdings ("Holdings") and
                                              each direct and indirect
                                              subsidiary of Holdings (except the
                                              Borrower, Pinnacle UK and any
                                              non-US subsidiary of the Borrower
                                              if the result of such subsidiary's
                                              guarantee would give rise to
                                              material adverse tax consequences
                                              to Holdings and its subsidiaries
                                              taken as a whole) will guarantee
                                              the Credit Facility, subject to
                                              Payment Allocations below.

SECURITY:                                     The Credit Facility and all bank
                                              products of the Administrative
                                              Agent utilized by Holdings and its
                                              subsidiaries shall be secured
                                              pari-passu by a first and prior
                                              lien and security interest on not
                                              less than all collateral currently
                                              securing the existing facility
                                              (excluding assets permitted to be
                                              sold), subject to Payment
                                              Allocations below.

INSURANCE PROCEEDS:                           Provided that there is no default
                                              or event of default and no event
                                              has occurred that could reasonably
                                              be expected to have a material
                                              adverse effect and the Borrower
                                              actually commences repair or
                                              replacement of such assets within
                                              three months of receipt of such
                                              proceeds, the Borrower may use
                                              insurance proceeds to repair or
                                              replace only those assets that
                                              were damaged that generated such
                                              insurance proceeds. Any proceeds
                                              that are not used in accordance
                                              these criteria will be applied as
                                              provided in with the Mandatory
                                              Prepayments provisions.

MANDATORY PREPAYMENTS:                        Mandatory prepayments of
                                              outstandings under the Credit
                                              Facility shall be required from:
                                              100% of the net proceeds of (a)
                                              asset sales by Holdings and its
                                              subsidiaries (provided that, so
                                              long as there exists no Default or
                                              Event of Default both before and
                                              after giving effect to any such
                                              transaction, the Borrower may
                                              retain up to $4MM of net proceeds
                                              from the sale of the San Antonio
                                              collocation facility and must use
                                              the proceeds to repay the investor
                                              loan described in Covenants below
                                              or for any reasonable business
                                              purpose if the investor loan has
                                              been repaid), (b) issuances of
                                              debt by Holdings and its
                                              subsidiaries, (c) issuances of
                                              equity by, or capital
                                              contributions to Holdings and its
                                              subsidiaries and (d) insurance
                                              proceeds (to the extent not used
                                              as permitted by Insurance Proceeds
                                              preceding), condemnation events,
                                              litigation proceeds, tax refunds
                                              and other extraordinary income
                                              receipts of Holdings and its
                                              subsidiaries, but only to the
                                              extent that such proceeds are
                                              excluded from net income and
                                              exceed $250,000 in the aggregate
                                              per fiscal year. Borrower shall
                                              prepay 75% of annual excess cash
                                              flow (as defined in Addendum 11
                                              hereto) in accordance with the
                                              terms of the following sentence,
                                              provided that, after the
                                              occurrence of an event of default,

                                              100% of excess cash flow shall
                                              repay the Credit Facility. Excess
                                              cash flow repayments shall be made
                                              annually on April 30 of each year
                                              with respect to excess cash flow
                                              for the preceding calendar year
                                              (with the first such payment being
                                              made on April 30, 2004). Mandatory
                                              Prepayments are allocated in
                                              accordance with Payment
                                              Allocations below.

PAYMENT ALLOCATIONS:                          The Revolver Lenders and Term
                                              Lenders will enter into an
                                              intercreditor agreement giving the
                                              Revolver Lenders a "first-out"
                                              priority in the collateral and
                                              other rights to be determined. So
                                              long as there exists no default or
                                              event of default (i) proceeds of
                                              debt and equity issuances and
                                              asset sales will be applied to
                                              reduce the Term Loan until
                                              $20,000,000 in the aggregate over
                                              the life of the Term Loan from
                                              such proceeds has been repaid to
                                              the Term Lenders, after which such
                                              proceeds in excess of such
                                              $20,000,000 amount will be shared
                                              pro rata among the Term Lenders
                                              and the Revolver Lenders based on
                                              outstandings and (ii) Excess Cash
                                              Flow payments and other
                                              extraordinary mandatory
                                              prepayments specified in
                                              subsection (d) of Mandatory
                                              Prepayments section above will be
                                              shared pro rata among the Term
                                              Lenders and the Revolver Lenders
                                              based on outstandings (in each
                                              case, payments applied to the
                                              Revolver Loan will not reduce the
                                              commitment). After the occurrence
                                              of an event of default, all
                                              payments will be applied first to
                                              reduce the Revolver Loan
                                              outstandings to zero and to reduce
                                              the Revolver Loan commitment to
                                              zero. Mandatory prepayments
                                              applied to the Term Loan will be
                                              allocated in the inverse order of
                                              maturity.

INTEREST:                                     Interest on the Term Loan and
                                              Revolver Loan shall be payable
                                              monthly at a per annum rate equal
                                              to the sum of the Eurodollar basis
                                              plus a margin of 4.50%. In each
                                              case, Base Rate loans shall bear
                                              interest at a per annum rate equal
                                              to the Base Rate basis plus a
                                              margin of 3.50%. Default interest
                                              shall accrue on the Credit
                                              Facility during the continuation
                                              of any event of default at the sum
                                              of the rate plus the margin
                                              applicable to base rate loans,
                                              plus an additional 2.00% per
                                              annum.

FEES AND EXPENSES:                            Attached Addendum I.

CONDITIONS PRECEDENT TO CREDIT FACILITY:      (i)   (a) The second amended
                                                    bankruptcy plan of
                                                    reorganization shall be in
                                                    form and substance
                                                    acceptable to the
                                                    Administrative Agent, and
                                                    (b) an order confirming the
                                                    second amended bankruptcy
                                                    plan of reorganization
                                                    described in subsection (a)
                                                    preceding shall be in form
                                                    and substance acceptable to
                                                    the Administrative Agent,
                                                    and shall have become final,
                                                    such order to include a
                                                    provision that no fees in
                                                    connection with, related to,
                                                    or for an advisory role
                                                    related to, the previously
                                                    failed exit facility
                                                    financing effort will be
                                                    paid to any financial
                                                    institution or affiliate of
                                                    a financial institution by
                                                    the Parent, the Borrower or
                                                    their subsidiaries.

                                              (ii)  (a) The confirmed second
                                                    amended bankruptcy plan of
                                                    reorganization shall be
                                                    consummated in accordance
                                                    with its terms, or as
                                                    modified with the approval
                                                    of the Administrative Agent,
                                                    and (b) each of the terms,
                                                    conditions and provisions
                                                    contained in the second
                                                    amended bankruptcy plan of
                                                    reorganization shall have
                                                    been accomplished or
                                                    completed prior to, or
                                                    simultaneously with, the
                                                    closing of the Credit
                                                    Facility.

                                              (iii) Each of the lenders under
                                                    the existing credit facility
                                                    shall be participating in
                                                    the Term Loan as Term
                                                    Lenders on a pro rata basis
                                                    in accordance with each such
                                                    lender's pro rata percentage
                                                    of the existing credit
                                                    facility.

                                              (iv)  Lenders acceptable to the
                                                    Borrower and the
                                                    Administrative Agent in
                                                    amount sufficient to provide
                                                    the Revolver Loan shall have
                                                    committed to participate in
                                                    the Revolver Loan as
                                                    Revolver Lenders.

                                              (v)   The Borrower shall deliver
                                                    to the Administrative Agent,
                                                    such delivery to be within
                                                    an amount of time prior to
                                                    the closing date acceptable
                                                    to the Administrative Agent,
                                                    a perfection certificate in
                                                    the form provided to the
                                                    Borrower, with such changes
                                                    acceptable to counsel to the
                                                    Administrative Agent. All
                                                    documentation related to the
                                                    Credit Facility shall have
                                                    been executed and delivered
                                                    in form, scope and substance
                                                    reasonably satisfactory to
                                                    the Administrative Agent and
                                                    the Required Lenders, and
                                                    the Lenders shall have a
                                                    first priority perfected
                                                    security interest in such
                                                    collateral as required by
                                                    the Security section herein,
                                                    subject to the PAYMENT
                                                    ALLOCATION section herein.
                                                    The documentation for the
                                                    Credit Facility shall
                                                    provide that the Revolver
                                                    Lenders have a "first out"
                                                    priority and other rights to
                                                    be determined after the
                                                    occurrence of a default or
                                                    an event of default, and
                                                    containing terms consistent
                                                    with PAYMENT ALLOCATIONS
                                                    herein.

                                              (vi)  The contingent obligation of
                                                    each existing lender in the
                                                    revolver tranche of the
                                                    existing credit facility to
                                                    fund its participation in
                                                    each issued and undrawn
                                                    letter of credit existing
                                                    under the existing credit
                                                    facility will be terminated
                                                    on the closing date (it
                                                    being understood that the
                                                    Revolver Lenders will be
                                                    participating in such
                                                    contingent liability in
                                                    their pro rata percentages
                                                    of the Revolver Loan). The
                                                    existing credit facility and
                                                    all outstanding
                                                    "Obligations" as defined
                                                    therein shall have been
                                                    amended and restated on
                                                    terms satisfactory to the
                                                    Administrative Agent and the
                                                    Required Lenders.

                                              (vii) Releases from the Borrower,
                                                    Holdings and its other
                                                    subsidiaries in the form set
                                                    forth in the amendment to
                                                    the
                                                    bankruptcy plan filed with
                                                    the bankruptcy court on
                                                    September 18, 2002 and in
                                                    the form set forth in the
                                                    DIP facility.

                                             (viii) Such additional conditions
                                                    as reasonably requested by
                                                    the Administrative Agent and
                                                    the Required Lenders.

                                             (ix)   The Borrower, Holdings,
                                                    Pinnacle Towers III, Inc.
                                                    and Pinnacle San Antonio LLC
                                                    shall have emerged from
                                                    bankruptcy prior to November
                                                    15, 2002.

                                             (x)    Accuracy of representations
                                                    and warranties, no default
                                                    or event of default in
                                                    existence at the time of, or
                                                    after giving effect to the
                                                    making of, such funding.

                                             (xi)   There shall not have
                                                    occurred a material adverse
                                                    change in any of (a) the
                                                    business, condition
                                                    (financial or otherwise),
                                                    operations, performance,
                                                    properties or prospects of
                                                    Holdings and its
                                                    Subsidiaries, taken as a
                                                    whole, since December 31,
                                                    2001 (other than the
                                                    commencement of the
                                                    bankruptcy cases) or (b) the
                                                    ability of the
                                                    Administrative Agent,
                                                    Revolver Lenders or Term
                                                    Lenders to enforce the
                                                    Credit Facility or any of
                                                    the documents related
                                                    thereto.

                                             (xii)  Either the San Antonio
                                                    collocation site shall have
                                                    been sold for an amount not
                                                    less than $4,000,000 or the
                                                    investors shall have made a
                                                    subordinated loan available
                                                    to the Borrower on terms and
                                                    conditions acceptable to the
                                                    Required Lenders (provided
                                                    that, notwithstanding the
                                                    foregoing, such subordinated
                                                    loan will be permitted to be
                                                    repaid at any time from the
                                                    proceeds of the San Antonio
                                                    collocation site sale).

REPRESENTATIONS AND WARRANTIES:              Usual and customary, and at the
                                             discretion of the Administrative
                                             Agent and Required Lenders.

COVENANTS:                                   Usual and customary, and at the
                                             discretion of the Administrative
                                             Agent and Required Lenders,
                                             including, without limitation, the
                                             financial covenants and related
                                             definitions which are set forth in
                                             Addendum II hereto, tested
                                             quarterly, prohibition on (among
                                             other things), dividends, stock
                                             repurchases, redemptions,
                                             investments, acquisitions, mergers
                                             & consolidations, affiliate
                                             transactions, investments/loans and
                                             advances in foreign subsidiaries,
                                             additional indebtedness and liens
                                             of Holding and its subsidiaries
                                             (with such exceptions to be agreed
                                             upon similar to those currently in
                                             the existing DIP credit facility
                                             and other minimal exceptions to be
                                             determined by the Required Lenders,
                                             including, without limitation,
                                             dividends made in common capital
                                             stock of the Parent necessary in
                                             order for the Parent to maintain
                                             its REIT status). To the extent
                                             that the Revolver Loan commitment
                                             is terminated and the Revolver Loan
                                             is paid in full (including return
                                             and cancellation of all letters of
                                             credit), and so long as there
                                             exists no default or event of
                                             default, the Borrower will be
                                              permitted to incur from time to
                                              time up to $30,000,000 in the
                                              aggregate outstanding at any one
                                              time (including the undrawn face
                                              amount of outstanding letters of
                                              credit) for a line of credit (with
                                              a letter of credit subfacility)
                                              secured pari-passu with the Credit
                                              Facility and on other terms
                                              acceptable to the Administrative
                                              Agent and the Required Lenders.

                                              Prohibition on asset sales and
                                              dispositions, provided that
                                              Borrower will be permitted to sell
                                              one tower in Charlotte, North
                                              Carolina that is currently under
                                              contract to sell, the San Antonio
                                              collocation assets, certain assets
                                              required to be sold to meet the
                                              covenant in the following sentence
                                              and certain land parcels or other
                                              assets to be agreed upon by
                                              Required Lenders. The Borrower
                                              covenants to consummate such sale
                                              of other assets within the first
                                              18 months after closing the Credit
                                              Facility, for an aggregate price
                                              of not less than $8 million
                                              (excluding San Antonio collocation
                                              site sale proceeds, but including
                                              the North Carolina tower site sale
                                              proceeds only if the sale proceeds
                                              are generated after the
                                              consummation of the Credit
                                              Facility). All net proceeds of
                                              such sales will be applied to
                                              reduce the Credit Facility under
                                              the Mandatory Prepayment section
                                              herein. Borrower will be permitted
                                              to incur a loan from its investors
                                              in an amount not to exceed $5MM
                                              but only if the San Antonio
                                              collocation facility has not been
                                              sold (and only until the sale of
                                              such San Antonio collocation
                                              facility).

ASSIGNMENTS:                                  Revolver Loan outstandings and
                                              commitments may only be assigned
                                              to Revolver Lenders and other
                                              banks that are Term Lenders.
                                              Revolver Lenders may assign their
                                              holdings in the Term Loan so long
                                              as the Revolver Lenders hold not
                                              less than $2,000,000 of the Term
                                              Loan. Term Lenders that are not
                                              Revolver Lenders may not assign
                                              portions of their Term Loan
                                              holdings in less than $5,000,000
                                              increments and must retain after
                                              selling any portion not less than
                                              $2,000,000. Other customary
                                              assignment provisions.

EVENTS OF DEFAULT:                            Usual and customary, and at the
                                              discretion of the Administrative
                                              Agent and Required Lenders.

GOVERNING LAW:                                New York.

INDEMNIFICATION:                              Usual and customary, and at the
                                              discretion of the Administrative
                                              Agent and Required Lenders.

                                   ADDENDUM I
                                FEES AND EXPENSES

1. UPFRONT FEE - TERM LOAN. To the Administrative Agent for the account of the Term Lenders, pro rata, a one-time upfront fee in an amount equal to 2.00% on the amount of the Term Loans, due and payable on the closing date.

2. UPFRONT FEE - REVOLVER LOAN. To the Administrative Agent for the account of the Revolver Lenders, pro rata, a one-time upfront fee in an amount equal to 3.00% on the amount of the Revolver Loan commitment, due and payable on the closing date.

3. UNUSED COMMITMENT FEE - REVOLVER LOAN. To the Administrative Agent for the account of the Revolver Lenders, pro rata, an unused commitment fee in an amount equal to 1.00% on the average daily unused amount of the Revolver Loan commitment, payable at the end of each fiscal quarter, in arrears.

4. LETTER OF CREDIT FEES. A letter of credit fee payable to the Administrative Agent for the account of the Revolver Lenders, pro rata, equal to 4.50% per annum on the face amount of all letters of credit outstanding during such period, payable at the end of each fiscal quarter, in arrears. Letter of credit issuance fees payable to the Administrative Agent for its own account equal to the greater of (i) 1/8 of 1% of the face amount of each letter of credit and
(ii) $1000, due upon the issuance of each letter of credit, and such other issuance fees payable to the issuer of each letter of credit as are charged by the issuer.

5. ADMINISTRATIVE FEE. To pay to Bank of America for its sole account, an annual administrative agency fee in the amount of $150,000, due and payable annually in advance on the closing date and on each anniversary of the closing date.

6. EXPENSE REIMBURSEMENT/INDEMNIFICATION OF ADMINISTRATIVE AGENT AND LENDERS. All reasonable out-of-pocket expenses of Administrative Agent, each Revolver Lender and each of the institutions serving on the Steering Committee (including but not limited to due diligence expenses) associated with the negotiation, preparation, execution, delivery, waiver, modification, administration and enforcement of the Credit Facility and any other matters deemed necessary or advisable by the Administrative Agent or otherwise incurred in connection with the Credit Facility (including without limitation the reasonable fees, disbursements and other charges of counsel, financial advisors, engineers and environmental consultants) shall be paid in full by Borrower upon demand (but in no event shall full payment be made less than monthly throughout the term of the Credit Facility). In addition, up to $7,500 in out-of-pocket legal fees and other out-of-pocket expenses of any Term Lender in connection with the negotiation, preparation, execution and delivery of the Credit Facility shall be paid to such Term Lender. Further, all out-of-pocket expenses of the Administrative Agent and the Lenders for enforcement costs and documentary taxes, if any, associated with the Credit Facility are to be paid by the Borrower upon demand.

                                   ADDENDUM II
                               FINANCIAL COVENANTS

DEFINITIONS FOLLOWING THE COVENANTS.

THE BORROWER SHALL NOT:

1. FIXED CHARGE COVERAGE RATIO. Permit the Fixed Charge Coverage Ratio at the end of any fiscal quarter during any period set forth below to be less than the ratio set forth below opposite such period:


           FISCAL QUARTERS ENDING                               MINIMUM FIXED CHARGE COVERAGE RATIO
--------------------------------------------------------------------------------------------------------------------
On March 31, 2003 through December 31, 2003                                    0.95 to 1.00
--------------------------------------------------------------------------------------------------------------------
January 1, 2004 through September 30, 2004                                     1.00 to 1.00
--------------------------------------------------------------------------------------------------------------------
October 1, 2004 through December 31, 2004                                      1.025 to 1.00
--------------------------------------------------------------------------------------------------------------------
January 1, 2005 and thereafter                                                 1.050 to 1.00
--------------------------------------------------------------------------------------------------------------------

2. INTEREST COVERAGE RATIO. Permit the Interest Coverage Ratio at the end of any fiscal quarter during any period set forth below to be less than the ratio set forth below opposite such period:


-------------------------------------------------------------------------------------------------------------
          FISCAL QUARTER[S] ENDING                         MINIMUM INTEREST             COVERAGE RATIO
-------------------------------------------------------------------------------------------------------------
  On March 31, 2003 through December31, 2003                               2.25 to1.00
-------------------------------------------------------------------------------------------------------------
  January 1, 2004 through March 31, 2004                                  2.50 to 1.00
-------------------------------------------------------------------------------------------------------------
  April 1, 2004 through June 30, 2004                                     2.75 to 1.00
-------------------------------------------------------------------------------------------------------------
  July 1, 2004 through September 30,2004                                  2.85 to 1.00
-------------------------------------------------------------------------------------------------------------
  October 1, 2004 through December 31,2004                                3.00 to 1.00
-------------------------------------------------------------------------------------------------------------
  January 1, 2005 through March 31, 2005                                  3.25 to 1.00
-------------------------------------------------------------------------------------------------------------
  April 1, 2005 and thereafter                                            3.50 to 1.00
-------------------------------------------------------------------------------------------------------------

3. MINIMUM EBITDA. Permit EBITDA for any period set forth below to be less than the amount set forth below opposite such period:

         ------------------------------------------------------------------- ----------------------------------------
                                       PERIOD                                            MINIMUM EBITDA
         ------------------------------------------------------------------- ----------------------------------------
         FOR THE FISCAL QUARTER ENDING MARCH 31, 2003                                      $15,000,000
         ------------------------------------------------------------------- ----------------------------------------
         For the two consecutive fiscal quarters ending June 30, 2003                      $30,000,000
         ------------------------------------------------------------------- ----------------------------------------
         For the three consecutive fiscal quarters ending September 30,                    $45,000,000
         2003
         ------------------------------------------------------------------- ----------------------------------------
         For the four consecutive fiscal quarters ending December 31, 2003                 $62,000,000
         ------------------------------------------------------------------- ----------------------------------------
         For the four consecutive fiscal quarters ending March 31, 2004                    $65,000,000
         ------------------------------------------------------------------- ----------------------------------------
         For the four consecutive fiscal quarters ending June 30, 2004                     $68,000,000
         ------------------------------------------------------------------- ----------------------------------------
         For the four consecutive fiscal quarters ending September 30, 2004                $70,000,000
         ------------------------------------------------------------------- ----------------------------------------
         For the four consecutive fiscal quarters ending December 31, 2004                 $70,000,000
         ------------------------------------------------------------------- ----------------------------------------
         For the four consecutive fiscal quarters ending March 31, 2005                    $75,000,000
         ------------------------------------------------------------------- ----------------------------------------
         For the four consecutive fiscal quarters ending June 30, 2005                     $77,500,000
         ------------------------------------------------------------------- ----------------------------------------
         For the four consecutive fiscal quarters ending September 30, 2005                $80,000,000
         ------------------------------------------------------------------- ----------------------------------------


4. Pro Forma Cash Flow Coverage Test. Permit the Pro Forma Cash Flow Coverage Test at the end of any fiscal quarter during any period set forth below to be less than the ratio set forth below opposite such period:


         ---------------------------------------------------------- -------------------------------------------------
                         FISCAL QUARTER[S] ENDING                             MINIMUM PRO FORMA CASH FLOW
                                                                                     COVERAGE TEST
         ---------------------------------------------------------- -------------------------------------------------
         On March 31, 2003                                                            1.40 to 1.00
         ---------------------------------------------------------- -------------------------------------------------
         April 1, 2003 through June 30, 2003                                          1.50 to 1.00
         ---------------------------------------------------------- -------------------------------------------------
         July 1, 2003 through September 30, 2003                                      1.50 to 1.00
         ---------------------------------------------------------- -------------------------------------------------
         October 1, 2003 through December 31, 2003                                    1.50 to 1.00
         ---------------------------------------------------------- -------------------------------------------------
         January 1, 2004 through March 31, 2004                                       1.50 to 1.00
         ---------------------------------------------------------- -------------------------------------------------
         April 1, 2004 through June 30, 2004                                          1.70 to 1.00
         ---------------------------------------------------------- -------------------------------------------------
         July 1, 2004 through September 30, 2004                                      1.80 to 1.00
         ---------------------------------------------------------- -------------------------------------------------
         October 1, 2004 through December 31, 2004                                    2.00 to 1.00
         ---------------------------------------------------------- -------------------------------------------------
         January 1, 2005 through March 31, 2005                                       2.10 to 1.00
         ---------------------------------------------------------- -------------------------------------------------
         April 1, 2005 through June 30, 2005                                          2.20 to 1.00
         ---------------------------------------------------------- -------------------------------------------------
         July 1, 2005 through September 30, 2005                                      2.30 to 1.00
         ---------------------------------------------------------- -------------------------------------------------

5. LEVERAGE RATIO. Permit the Leverage Ratio at the end of any fiscal quarter during any period set forth below to be greater than the ratio set forth below opposite such period:


--------------------------------------------------------------------------------------------------------------
              FISCAL QUARTER[S] ENDING                                       MAXIMUM LEVERAGE RATIO
--------------------------------------------------------------------------------------------------------------
  On March 31, 2003                                                           5.00 to 1.00
--------------------------------------------------------------------------------------------------------------
  April 1, 2003 through June 30, 2003                                         4.85 to 1.00
--------------------------------------------------------------------------------------------------------------
  July 1, 2003 through September 30, 2003                                     4.75 to 1.00
--------------------------------------------------------------------------------------------------------------
  October 1, 2003 through December 31, 2003                                   4.55 to 1.00
--------------------------------------------------------------------------------------------------------------
  January 1, 2004 through March 31, 2004                                      4.25 to 1.00
--------------------------------------------------------------------------------------------------------------
  April 1, 2004 through June 30, 2004                                         4.00 to 1.00
--------------------------------------------------------------------------------------------------------------
  July 1, 2004 through September 30, 2004                                     3.75 to 1.00
--------------------------------------------------------------------------------------------------------------
  October 1, 2004 through December 31, 2004                                   3.50 to 1.00
--------------------------------------------------------------------------------------------------------------
  January 1, 2005 through March 31, 2005                                      3.25 to 1.00
--------------------------------------------------------------------------------------------------------------
  April 1, 2005 through June 30, 2005                                         3.00 to 1.00
--------------------------------------------------------------------------------------------------------------
  July 1, 2005 through September 30, 2005                                     2.75 to 1.00
--------------------------------------------------------------------------------------------------------------

6. CAPITAL EXPENDITURES. (a) Make Capital Expenditures in any Person other than a Subsidiary which is a Guarantor (provided that the Canada Sub and the Canada Subsidiaries may make Capital Expenditures in the Canada Sub and the Canada Subsidiaries); or (b) make Capital Expenditures in the aggregate in excess of the following respective amounts for each of the following respective periods:

-----------------------------------------------------------------------------------------------------------------
                       FISCAL YEAR                                               AMOUNT
-----------------------------------------------------------------------------------------------------------------
                            2003                                                $20,000,000
-----------------------------------------------------------------------------------------------------------------
                            2004                                                $20,000,000
-----------------------------------------------------------------------------------------------------------------
                            2005                                                $20,000,000
-----------------------------------------------------------------------------------------------------------------


                                   DEFINITIONS


         "CAPITAL EXPENDITURES OR CAPEX" means, for any period of determination, amounts capitalized in connection with (a) additions or improvements to the capital or fixed assets owned by the Parent, the Borrower and their Subsidiaries during such period, or (b) the acquisition of existing, or the construction of new, capital or fixed assets during such period, including acquisitions of land under owned towers, made to increase or to augment the operating capacity of the Parent, the Borrower and their Subsidiaries, taken as a whole, existing immediately prior to such addition, improvement, acquisition, or construction. leases.

         "CAPITAL LEASES" means capital leases and subleases which GAAP would identify as capital leases.

         "CONTINGENT LIABILITY" or "CONTINGENT OBLIGATION" means, as to the Parent, the Borrower and their Subsidiaries, any obligation, contingent or otherwise, of the Parent, the Borrower or their Subsidiaries guaranteeing or having the economic effect of guaranteeing any Debt or obligation of any other Person in any manner, whether directly or indirectly, including without limitation any obligation of the Parent, the Borrower or their Subsidiaries, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (b) to purchase property or services for the purpose of assuring the owner of such Debt of its payment, or (c) to maintain the solvency, working capital, equity, cash flow, fixed charge or other coverage ratio, or any other financial condition of the primary obligor so as to enable the primary obligor to pay any Debt or to comply with any agreement relating to any Debt or obligation, but excluding endorsement of checks, drafts and other instruments in the ordinary course of business.

         "DEBT" means with respect to the Parent, the Borrower and their Subsidiaries, all obligations, contingent or otherwise, which in accordance with GAAP are required to be classified on the balance sheet as liabilities, and in any event including (without duplication) (a) Capital Leases, (b) Contingent Liabilities that are required to be disclosed and quantified in notes to consolidated financial statements in accordance with GAAP, (c) liabilities secured by any Lien on any Property, regardless of whether such secured liability is with or without recourse, (d) Debt for Borrowed Money, (e) all amounts representing off-balance sheet financing and Synthetic Lease obligations and (f) all obligations of the Parent, the Borrower or their Subsidiaries to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e. take-or pay and similar obligations.

         "DEBT FOR BORROWED MONEY" means, with respect to the Parent, the Borrower and their Subsidiaries, from time to time, at any date, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of the Parent, the Borrower or their Subsidiaries for borrowed money or for the deferred purchase price of property or services other than trade accounts payable and accrued expenses incurred and paid in the ordinary course of business, (ii) the maximum amount available to be drawn under all letters of credit, bankers' acceptances and similar obligations issued for the account of the Parent, the Borrower or their Subsidiaries and all unpaid drawings in respect of such letters of credit, bankers' acceptances and similar obligations,
(iii) all indebtedness of the types described in clause (i), (ii) (iv), (v),
(vi) or (vii) of this definition secured by any Lien on any property owned by the Parent, the Borrower or their Subsidiaries, whether or not such indebtedness has been assumed by the Parent, the Borrower or their Subsidiaries (provided that, if the Parent, the Borrower or their Subsidiaries has not assumed or otherwise become liable in respect of such indebtedness, such indebtedness shall be deemed to be in an amount equal to the fair market value of the property to which such Lien relates as determined in good faith by the Parent, the Borrower or their Subsidiaries), (iv) the aggregate amount of all Capital Lease obligations of the Parent, the Borrower or their Subsidiaries, (v) all obligations of the Parent, the Borrower or their Subsidiaries to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, other than trade accounts payable and accrued expenses incurred and paid in the ordinary course of business, (vi) all Contingent Liabilities of the Parent, the Borrower or their Subsidiaries that are required to be disclosed and quantified in notes to consolidated financial statements in accordance with GAAP and (vii) all obligations under any Interest Rate Protection Agreement or any similar type of agreement; provided, however, Debt for Borrowed Money shall not include the obligations of Pinnacle UK, Ltd. unless such obligations are guaranteed by the Parent or any of its Subsidiaries or any of their assets secure the Pinnacle UK, Ltd. obligations.

         "DISTRIBUTION" means, with respect to the Parent, (a) any declaration or payment of any distribution or dividend (other than a stock dividend) on, or the making of any pro rata distribution, loan, advance, or investment to or in any holder of, any partnership interest or shares of capital stock or other equity interest of the Parent (or the establishment of a sinking fund or otherwise setting aside of funds for any such purpose), or (b) any purchase, redemption, or other acquisition or retirement for value of any shares of partnership interest or capital stock or other equity interest of the Parent (or the establishment of a sinking fund or otherwise setting aside of funds for any such purpose).

         "EBITDA" means, for the Parent, the Borrower and their Subsidiaries, for any period of determination, the sum of (without duplication) (a) net income for such period, plus (b) amortization and depreciation for such period, plus
(c) interest expense (determined in accordance with GAAP) for such period, plus
(d) actual taxes based on income for Parent and its Subsidiaries determined on a consolidated basis for such period, plus (e) impairment losses for assets held for sale or use as of the Closing Date, minus (f) gains on the disposition of assets held for sale or use as of the date of the Closing Date, plus (g) losses on the disposition of assets held for sale or use as of the Closing Date, plus
(h) extraordinary losses for such period, minus (i) extraordinary gains for such period, plus (j) losses on foreign currency exchange for such period, minus (k) gains on foreign currency exchange for such period, plus (1) costs or amortization expense associated with obtaining title insurance and mortgaging and perfecting liens on properties mortgaged to the Lenders. For purposes of clauses (b) through (1) above, such amounts shall be deducted from, or added to, net income, in each case only to the extent such amounts were included in the calculation of net income.

         "EXCESS CASH FLOW" shall mean for any period of determination with respect to the Parent, the Borrower and their Subsidiaries, (i) EBITDA minus
(ii) the sum of (without duplication) (I) Interest Expense for such period, (II) actual taxes based on income for Parent and its Subsidiaries determined on a consolidated basis for such period, (III) the amount of all Capital Expenditures for such period, (IV) the amount of all cash Distributions declared by Parent and its Subsidiaries to be paid within the following 120 days determined on a consolidated basis for such period, (V) prepayments, but only to the extent that such prepayments are made from earnings included in EBITDA and (VI) the aggregate amount of (x) all Scheduled Repayments excluding mandatory and voluntary pre-payments and (y) other scheduled repayments of Debt for Borrowed Money of Parent and its Subsidiaries other than that outstanding pursuant to this Agreement (in each case calculated as of the first day of such period) required to be made during such period (except to the extent such payments are to be made out of the proceeds of assets sales or other receipts not included in net income).

         "FIXED CHARGE COVERAGE RATIO" for any period of four immediately preceding consecutive fiscal quarters of Parent shall mean the ratio of (i) EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) for such period to (ii) Fixed Charges for such period; provided that the Fixed Charge Coverage Ratio shall build until there is a four fiscal quarter history of EBITDA and Fixed Charges as follows: (i) for the fiscal quarter ended March 31, 2003, EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) and Fixed Charges for such fiscal quarter shall be multiplied by four to determine the annualized EBITDA and Fixed Charges for purposes of determining the Fixed Charge Coverage Ratio;
(ii) for the fiscal quarter ended June 30, 2003, EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) and Fixed Charges for the two preceding consecutive fiscal quarters shall be multiplied by two (excluding Pinnacle UK, Ltd. net income (loss)) to determine the annualized EBITDA and Fixed Charges for purposes of determining the Fixed Charge Coverage Ratio; (iii) for the fiscal quarter ended September 30, 2003, EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) and Fixed Charges for the three preceding consecutive fiscal quarters shall be multiplied by four and divided by three (excluding Pinnacle UK, Ltd. net income
(loss)) to determine the annualized EBITDA and Fixed Charges for purposes of determining the Fixed Charge Coverage Ratio; and (iv) for the fiscal quarter ended December 31, 2003 and each fiscal quarter thereafter, EBITDA for purposes of determining the Fixed Charge Coverage Ratio shall be actual EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) and Fixed Charges for the period of four immediately preceding consecutive fiscal quarters of the Parent.

         "FIXED CHARGES" for any period of determination shall mean the sum, without duplication, of, (i) Interest Expense for such period, (ii) actual taxes based on income for Parent and its Subsidiaries determined on a consolidated basis for such period, (iii) the amount of all Capital Expenditures for such period, (iv) the amount of all cash Distributions paid by Parent and its Subsidiaries determined on a consolidated basis for such period and (v) the aggregate amount of (x) all Scheduled Repayments excluding mandatory and voluntary pre-payments and (y) other scheduled repayments of Debt for Borrowed Money of Parent and its Subsidiaries other than that outstanding pursuant to this Agreement (in each case calculated as of the first day of such period) required to be made during such period (except to the extent such payments are to be made out of the proceeds of assets sales or other receipts not included in net income)

         "INTEREST COVERAGE RATIO" means, for the Parent, the Borrower and their Subsidiaries, on any date, a ratio or fraction, the (i) numerator of which is EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) for the period of four fiscal quarters immediately preceding the date of determination and (ii) denominator of which is all Interest Expense for the period of four fiscal quarters immediately preceding the date of determination; provided that Interest Coverage Ratio shall build until there is a four fiscal quarter history of EBITDA and Interest Expense as follows: (i) for the fiscal quarter ended March 31, 2003, EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) and Interest Expense for such fiscal quarter shall be multiplied by four to determine the annualized EBITDA and Interest Expense for purposes of determining the Interest Coverage Ratio; (ii) for the fiscal quarter ended June 30, 2003, EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) and Interest Expense for the two preceding consecutive fiscal quarters shall be multiplied by two (excluding Pinnacle UK, Ltd. net income (loss)) to determine the annualized EBITDA and Interest Expense for purposes of determining the Interest Coverage Ratio; (iii) for the fiscal quarter ended September 30, 2003, EBITDA (excluding

Pinnacle UK, Ltd. net income (loss)) and Interest Expense for the three preceding consecutive fiscal quarters shall be multiplied by four and divided by three (excluding Pinnacle UK, Ltd. net income (loss)) to determine the annualized EBITDA and Interest Expense for purposes of determining the Interest Coverage Ratio; and (iv) for the fiscal quarter ended December 31, 2003 and each fiscal quarter thereafter, EBITDA and Interest Expense for purposes of determining the Interest Coverage Ratio shall be actual EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) for the period of four immediately preceding consecutive fiscal quarters of the Parent.

         "INTEREST EXPENSE" means for any period of determination, for the Parent, the Borrower and their Subsidiaries on a consolidated basis, without duplication all interest expense and all fees incurred with respect to all Debt for Borrowed Money, whether accrued or paid, and all fees or expenses with respect to Letters of Credit, and any cash payments accrued or made under any Interest Rate Protection Agreements, but excluding (i) any mark to market adjustment charged to interest expense as required by GAAP, (ii) interest actually paid-in-kind and (iii) deferred debt expense incurred in connection with this Agreement that was paid in 2002 but will be amortized on a non-cash basis over the term of this Agreement.

         "INTEREST RATE PROTECTION AGREEMENT" means an interest rate swap, cap, collar or similar interest rate protection agreement between the Parent, the Borrower or their Subsidiaries and any Lender or any Affiliate of any Lender, including any existing between the Parent, the Borrower or their Subsidiaries and any Pre-Petition Lender or any Affiliate of any Pre-Petition Lender.

         "LEVERAGE RATIO" shall mean with respect to the Parent, the Borrower and their Subsidiaries, at any date of determination, the ratio of Debt for Borrowed Money on the last day of such period to EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) for the period of four immediately preceding consecutive fiscal quarters of Parent; provided that the Leverage Ratio shall build until there is a four fiscal quarter history of EBITDA as follows: (i) for the fiscal quarter ended March 31, 2003, EBITDA (excluding Pinnacle UK, Ltd. net income
(loss)) for such fiscal quarter shall be multiplied by four to determine the annualized EBITDA for purposes of determining the Leverage Ratio; (ii) for the fiscal quarter ended June 30, 2003, EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) for the two preceding consecutive fiscal quarters shall be multiplied by two (excluding Pinnacle UK, Ltd. net income (loss)) to determine the annualized EBITDA for purposes of determining the Leverage Ratio; (iii) for the fiscal quarter ended September 30, 2003, EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) for the three preceding consecutive fiscal quarters shall be multiplied by four and divided by three (excluding Pinnacle UK, Ltd. net income
(loss)) to determine the annualized EBITDA for purposes of determining the Leverage Ratio; and (iv) for the fiscal quarter ended December 31, 2003 and each fiscal quarter thereafter, EBITDA for purposes of determining the Leverage Ratio shall be actual EBITDA (excluding Pinnacle UK, Ltd. net income (loss)) for the period of four immediately preceding consecutive fiscal quarters of the Parent.

           "PRO FORMA CASH FLOW COVERAGE TEST" shall mean, at any date of determination for the Parent, the Borrower and their Subsidiaries, excluding Pinnacle UK, Ltd., the ratio of (i) total collections from customer billings for the most recently completed fiscal quarter, plus (a) the pro forma increase in the revenue from all new tower leases or licenses executed during such fiscal quarter valued as if such new leases or licenses were in effect for the entire fiscal quarter, minus (b) the pro form decrease in revenue from all tower leases or licenses cancelled, expiring or terminated (excluding those that have been renewed or renegotiated) or for which the Parent or its Subsidiaries has knowledge will be cancelled, expiring or terminated (excluding those that have been renewed or renegotiated) during such fiscal quarter valued as if such leases were not in effect during any period of such fiscal quarter to (ii) all outstanding Advances under the Revolving Loan plus the face amount of all Letters of Credit issued under the Revolving Loan as of the last day of such fiscal quarter.

         "SYNTHETIC LEASE" means any lease entered into in connection with the lease or acquisition of fixed assets which is treated under GAAP as an operating lease but for Tax purposes as a capital lease.